Exhibit 99.1


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Soyo Group, Inc. (the "Company") does hereby certify, to such officer's knowledge, that:

     The Report on Form 10-KSB for the fiscal year ended December 31, 2002 of the Company fully complies, in all material respects, with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



June 24, 2003

                                            /s/ Ming Tung Chok
                                           -------------------------------------
                                           Ming Tung Chok
                                           President and Chief Executive Officer


                                            /s/ Nancy Chu
                                           -------------------------------------
                                           Nancy Chu
                                           Chief Financial Officer and Secretary